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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference of our report dated March 14, 2002, relating to the financial statements of Vision Bancshares, Inc. in the Form 10-KSB/A, and to the reference to our firm therein under the caption "Experts."


/s/ Morrison & Smith, LLP


Tuscaloosa, Alabama
April 22, 2002